UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2013

GENOMIC HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51541	77-0552594
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Penobscot Drive, Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 556-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On, January 31, 2013, the Compensation Committee of Board of Directors (the “Board”) of Genomic Health, Inc. (the “Company”) finalized the implementation of the Company’s 2013 cash bonus plan for members of the Company’s management committee, including the Company’s executive officers (the “Bonus Plan”), by approving target bonus percentages for the Company’s executive officers under the Bonus Plan.  The Bonus Plan is a discretionary cash incentive award plan designed to align incentive awards for each participant’s individual performance with the Company’s corporate objectives.  The independent members of the Board approve corporate objectives relating to the Bonus Plan for each half of 2013, based on the recommendation of the Compensation Committee of the Board.  Eligibility to participate in the plan and actual award amounts are not guaranteed and are determined, in the case of the Company’s executive officers, at the discretion of the independent members of the Board upon the recommendation of the Compensation Committee of the Board.  Each of the Company’s executive officers has a funding target under the plan expressed as a percentage of his or her annual base salary for the 2013 fiscal year, with the potential for actual awards under the plan to either exceed or be less than the funding target depending upon corporate and individual performance. Target bonus percentages for the Company’s executive officers are as follows: Kimberly J. Popovits — 60%; G. Bradley Cole, Steven Shak and Dean L. Schorno — 40%; and Kathy L. Hibbs — 35%.

Corporate performance objectives for the Bonus Plan will be established and measured for each half of 2013, with the results averaged to determine the funding pool for members of the Company’s management committee, including its executive officers. Corporate objectives for the first half of 2013 include financial and business performance objectives, representing 64% of the overall first half objectives, operational objectives, representing 14% of the overall first half objectives, research related objectives, representing 12% of the overall first half objectives, infrastructure development objectives, representing 5% of the overall first half objectives, and personnel development objectives, representing 5% of the overall first half objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2013

GENOMIC HEALTH, INC.

By	/s/ Dean L. Schorno
Name:	Dean L. Schorno
Title:	Chief Financial Officer